Long-Term Debt	12 Months Ended
Dec. 31, 2015
Long-Term Debt
Long-Term Debt

(10) Long-Term Debt

The carrying value of the Company's long-term debt consisted of the following as of December 31, 2015 and 2014:

	2015	2014
	(In thousands)
Revolving credit facility, including swingline credit facility (weighted average combined interest rate of 2.0% and 2.2% as of December 31, 2015 and December 31, 2014, respectively)	$90,835	$137,292
5.125% Senior notes due August 2022	250,000	250,000
1.00% Convertible senior notes due December 2020, net of discount	234,564	225,370
Other	—	35
Total	575,399	612,697
Less: current portion	—	35
Total long-term debt, excluding current portion	$575,399	$612,662

Revolving Credit Facility

On May 26, 2015, the Company entered into a second amendment (the “Second Amendment”) to its amended and restated credit agreement (the “Credit Agreement”). The Credit Agreement provides for a $375.0 million revolving credit facility and includes an accordion feature that will allow the Company to increase the available borrowings under the revolving credit facility to $500.0 million, subject to the approval of one or more existing lenders or one or more lenders that become party to the Credit Agreement. Under the Second Amendment, a new $75.0 million tranche (the “European Commitments”) was created under which Cardtronics Europe, a subsidiary of the Company, can borrow directly from the existing lenders in different currencies. The Second Amendment provides for sub-limits under the European Commitments of $15.0 million for swingline loans and $15.0 million for letters of credit. In addition, the Second Amendment reduces the commitments of the lending parties to make loans to the Company (the “U.S. Commitments”) from $375.0 million to $300.0 million and reduced the alternative currency sub-limit to $75.0 million, from $125.0 million under the Credit Agreement. The letter of credit sub-limit and the swingline sub-limit under the U.S. Commitments remain at $30.0 million and $25.0 million, respectively, under the Second Amendment. The Credit Agreement expires in April 2019.

Borrowings (not including swingline loans and alternative currency loans) under the revolving credit facility accrue interest at the Company’s option at either the Alternate Base Rate (as defined in the Credit Agreement) or the Adjusted LIBO Rate (as defined in the Credit Agreement) plus a margin depending on the Company’s most recent Total Net Leverage Ratio (as defined in the Credit Agreement). The margin for Alternative Base Rate loans varies between 0% to 1.25% and the margin for Adjusted LIBO Rate loans varies between 1.00% to 2.25%. Swingline loans denominated in U.S. dollars bear interest at the Alternate Base Rate plus a margin as described above and swingline loans denominated in alternative currencies bear interest at the Overnight LIBO Rate (as defined in the Credit Agreement) plus the applicable margin for the Adjusted LIBO Rate. The alternative currency loans bear interest at the Adjusted LIBO Rate for the relevant currency as described above. Substantially all of the Company’s domestic assets, including the stock of its wholly-owned domestic subsidiaries and 66.0% of the stock of the Company’s first-tier foreign subsidiaries, are pledged as collateral to secure borrowings made under the revolving credit facility. Furthermore, each of the Company’s material wholly-owned domestic subsidiaries has guaranteed the full and punctual payment of the obligations under the revolving credit facility. The European Commitments are also secured by the assets of the Company’s foreign subsidiaries, which do not guarantee the obligations of the Company’s domestic subsidiaries. There are currently no restrictions on the ability of the Company’s subsidiaries to declare and pay dividends to the Company.

The Credit Agreement contains representations, warranties and covenants that are customary for similar credit arrangements, including, among other things, covenants relating to: (i) financial reporting and notification, (ii) payment of obligations, (iii) compliance with applicable laws, and (iv) notification of certain events. Financial covenants in the Credit Agreement require the Company to maintain: (i) as of the last day of any fiscal quarter, a Senior Secured Net Leverage Ratio (as defined in the Credit Agreement) of no more than 2.25 to 1.00, (ii) as of the last day of any fiscal quarter, a Total Net Leverage Ratio of no more than 4.00 to 1.00, and (iii) as of the last day of any fiscal quarter, a Fixed Charge Coverage Ratio (as defined in the Credit Agreement) of no less than 1.50 to 1.0. Additionally, the Company is limited on the amount of restricted payments, including dividends, which it can make pursuant to the terms of the Credit Agreement; however, the Company may generally make restricted payments so long as no event of default exists at the time of such payment and the total net leverage ratio is less than 3.0 to 1.0 at the time such restricted payment is made.

As of December 31, 2015, the Company was in compliance with all applicable covenants and ratios under the Credit Agreement.

As of December 31, 2015, the Company’s outstanding balance on the revolving credit facility was $90.8 million, of which $71.0 million was outstanding under the U.S. Commitments and $19.8 million was outstanding under the European Commitments. The available borrowing capacity under the revolving credit facility totaled $284.2 million, of which $229.0 million is available to the U.S. and $55.2 million is available to Cardtronics Europe.

$200.0 Million 8.25% Senior Subordinated Notes Due 2018

During the year ended December 31, 2014, the Company repurchased $20.6 million of its 8.25% senior subordinated notes due 2018 (the “2018 Notes”) in the open market. In addition, the Company received tenders and consents from the holders of $64.0 million of the 2018 Notes pursuant to a cash tender offer. Pursuant to the terms of the indenture governing the 2018 Notes, the Company redeemed the remaining $115.4 million of 2018 Notes outstanding on September 2, 2014 at a price of 104.125% and retired all of the outstanding 2018 Notes.

In connection with the early extinguishment of the 2018 Notes, the Company recorded a $3.9 million pre-tax charge during the year ended December 31, 2014 to write off the unamortized deferred financing costs associated with the 2018 Notes, which is included in the Amortization of deferred financing costs and note discount line item in the accompanying Consolidated Statements of Operations. Additionally, the Company recorded a $9.1 million pre-tax charge related to the premium paid for the redemption, which is included in the Redemption costs for early extinguishment of debt line item in the accompanying Consolidated Statements of Operations in the year ended December 31, 2014.

$250.0 Million 5.125% Senior Notes Due 2022

 On July 28, 2014, in a private placement offering, the Company issued $250.0 million in aggregate principal amount of 5.125% senior notes due 2022 (the “2022 Notes”) pursuant to an indenture dated July 28, 2014 (the “Indenture”) among the Company, its subsidiary guarantors (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. Interest on the 2022 Notes is payable semi-annually in cash in arrears on February 1 and August 1 of each year, and commenced on February 1, 2015. The net proceeds from the 2022 Notes were used to repurchase and redeem all of the outstanding 2018 Notes (as discussed above) and for general corporate purposes.

The 2022 Notes and Guarantees (as defined in the Indenture) rank: (i) equally in right of payment with all of the Company’s and the Guarantors’ existing and future senior indebtedness, (ii) effectively junior to secured debt to the extent of the collateral securing such debt, including debt under the Company’s revolving credit facility, and (iii) structurally junior to existing and future indebtedness of the Company’s non-guarantor subsidiaries. The 2022 Notes and Guarantees rank senior in right of payment to any of the Company’s and the Guarantors’ existing and future subordinated indebtedness.

The 2022 Notes contain covenants that, among other things, limit the Company’s ability and the ability of certain of its restricted subsidiaries to incur or guarantee additional indebtedness, make certain investments or pay dividends or distributions on the Company’s capital stock or repurchase capital stock or make certain other restricted payments, consolidate or merge with or into other companies, conduct asset sales, restrict dividends or other payments by restricted subsidiaries, engage in transactions with affiliates or related persons, and create liens.

Obligations under its 2022 Notes are fully and unconditionally and jointly and severally guaranteed on a senior unsecured basis by the Company’s current 100% owned domestic subsidiaries and certain of the Company’s future domestic subsidiaries, with the exception of the Company’s immaterial subsidiaries. There are no significant restrictions on the ability of the Company to obtain funds from the Guarantors by dividend or loan. None of the Guarantors’ assets represent restricted assets pursuant to Rule 4-08(e)(3) of Regulation S-X. The 2022 Notes include registration rights and as required under the terms of the Notes, the Company completed an exchange offer for these Notes in June 2015 whereby participating holders received registered Notes.

The 2022 Notes are subject to certain automatic customary releases, including the sale, disposition, or transfer of the capital stock or substantially all of the assets of a Guarantor, designation of a Guarantor as unrestricted in accordance with the Indenture, exercise of the legal defeasance option or the covenant defeasance option, liquidation or dissolution of the Guarantor and a Guarantor ceasing to both guarantee other Company debt and to be an obligor under the revolving credit facility. The Guarantors may not sell or otherwise dispose of all or substantially all of their properties or assets to, or consolidate with or merge into, another company if such a sale would cause a default under the Indenture.

$287.5 Million 1.00% Convertible Senior Notes Due 2020 and Related Equity Instruments

On November 19, 2013, the Company issued the Convertible Notes at par value. The Company also granted to the initial purchasers the option to purchase, during the 13 day period following the issuance of the notes, up to an additional $37.5 million of Convertible Notes (the “Over-allotment Option”). The initial purchasers exercised the Over-allotment Option on November 21, 2013. The Company received $254.2 million in net proceeds from the offering after deducting underwriting fees paid to the initial purchasers and a repurchase of 665,994 shares of its outstanding common stock concurrent with the offering. The Company used a portion of the net proceeds from the offering to fund the net cost of the convertible note hedge transaction, as described below. The convertible note hedge and warrant transactions were entered into with the initial purchasers on November 19, 2013, concurrent with the pricing of the Convertible Notes, and on November 21, 2013, concurrent with the exercise of the Over-allotment Option. The Company pays interest semi-annually (payable in arrears) on June 1st and December 1st of each year. Under U.S. GAAP, certain convertible debt instruments that may be settled in cash (or other assets) upon conversion are required to be separately accounted for as liability (debt) and equity (conversion option) components of the instrument in a manner that reflects the issuer’s non-convertible debt borrowing rate. The Company, with assistance from a valuation professional, determined that the fair value of the debt component was $215.8 million and the fair value of the embedded option was $71.7 million as of the issuance date. The Company recognizes effective interest expense on the debt component and that interest expense effectively accretes the debt component to the total principal amount due at maturity of $287.5 million. The effective rate of interest to accrete the debt balance is approximately 5.26%, which corresponded to the Company’s estimated conventional debt instrument borrowing rate at the date of issuance.

The Convertible Notes have an initial conversion price of $52.35 per share, which equals an initial conversion rate of 19.1022 shares of common stock per $1,000 principal amount of notes, for a total of approximately 5.5 million shares of our common stock initially underlying the debt. The conversion rate, however, is subject to adjustment under certain circumstances. Conversion can occur: (i) any time on or after September 1, 2020, (ii) after March 31, 2014, during any calendar quarter that follows a calendar quarter in which the price of the Company’s common stock exceeds 135% of the conversion price for at least 20 days during the 30 consecutive trading-day period ending on the last trading day of the quarter, (iii) during the ten consecutive trading-day period following any five consecutive trading-day period in which the trading price of the Convertible Notes is less than 98% of the closing price of the Company’s common stock multiplied by the applicable conversion rate on each such trading day, (iv) upon specified distributions to the Company’s shareholders upon recapitalizations, reclassifications or changes in stock, and (v) upon a make-whole fundamental change. A fundamental change is defined as any one of the following: (i) any person or group that acquires 50.0% or more of the total voting power of all classes of common equity that is entitled to vote generally in the election of the Company’s directors, (ii) the Company engages in any recapitalization, reclassification or changes of common stock as a result of which the common stock would be converted into or exchanged for, stock, other securities, or other assets or property, (iii) the Company engages in any share exchange, consolidation or merger where the common stock is converted into cash, securities or other property, (iv) the Company engages in any sales, lease or other transfer of all or substantially all of the consolidated assets, or (v) the Company’s stock is not listed for trading on any U.S. national securities exchange.

As of December 31, 2015, none of the contingent conversion thresholds described above were met in order for the Convertible Notes to be convertible at the option of the note holders. As a result, the Convertible Notes have been classified in the Noncurrent liability line item on the Company’s Consolidated Balance Sheets at December 31, 2015. In future financial reporting periods, the classification of the Convertible Notes may change depending on whether any of the above contingent criteria have been subsequently satisfied.

Upon conversion, holders of the Convertible Notes are entitled to receive cash, shares of the Company’s common stock or a combination of cash and common stock, at the Company’s election. In the event of a change in control, as defined in the indenture under which the Convertible Notes have been issued, holders can require the Company to purchase all or a portion of their Convertible Notes for 100% of the notes' par value plus any accrued and unpaid interest.

Interest expense related to the Convertible Notes consisted of the following for the year ended December 31, 2015, 2014, and 2013:

	2015	2014	2013
	(In thousands)
Cash interest per contractual coupon rate	$2,875	$2,875	$288
Amortization of note discount	9,194	8,724	848
Amortization of deferred financing costs	559	518	48
Total interest expense related to Convertible Notes	$12,628	$12,117	$1,184

The carrying value of the Convertible Notes consisted of the following as of December 31, 2015 and 2014:

	2015	2014
	(In thousands)
Principal balance	$287,500	$287,500
Discount, net of accumulated amortization	(52,936)	(62,130)
Net carrying amount of Convertible Notes	$234,564	$225,370

In connection with the issuance of the Convertible Notes, the Company entered into separate convertible note hedge and warrant transactions with certain of the initial purchasers to reduce the potential dilutive impact upon the conversion of the Convertible Notes. The net effect of these transactions effectively raised the price at which dilution would occur from the $52.35 initial conversion price of the Convertible Notes to $73.29. Pursuant to the convertible note hedge, the Company purchased call options granting the Company the right to acquire up to approximately 5.5 million shares of its common stock with an initial strike price of $52.35. The call options automatically become exercisable upon conversion of the Convertible Notes, and will terminate on the second scheduled trading day immediately preceding December 1, 2020. The Company also sold to the initial purchasers warrants to acquire up to approximately 5.5 million shares of its common stock with a strike price of $73.29. The warrants will expire incrementally on a series of expiration dates subsequent to the maturity date of the Convertible Notes through August 30, 2021. If the conversion price of the Convertible Notes remains between the strike prices of the call options and warrants, the Company’s shareholders will not experience any dilution in connection with the conversion of the Convertible Notes; however, to the extent that the price of the Company’s common stock exceeds the strike price of the warrants on any or all of the series of related expiration dates of the warrants, the Company would be required to issue additional shares of its common stock to the warrant holders. The amounts allocated to both the note hedge and warrants were recorded in Stockholders’ equity in the accompanying Consolidated Balance Sheets.

Debt Maturities

Aggregate maturities of the principal amounts of the Company’s long-term debt as of December 31, 2015, were as follows (in thousands) for the years indicated:

2016	$—
2017	—
2018	—
2019	—
2020	378,335
Thereafter	250,000
Total	$628,335